UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2020

Lantronix, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7535 Irvine Center Drive, Suite 100 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)       On November 3, 2020, following the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Lantronix, Inc. (the “Company”), Squar Milner LLP (“Squar Milner”) formally notified the Company that, as a result of Squar Milner’s combination with Baker Tilly US, LLP (“Baker Tilly”) effective on November 1, 2020, Squar Milner was resigning, effective immediately, as the Company’s principal accountant to audit the financial statements of the Company for the fiscal year ending June 30, 2021.

Squar Milner served as the Company’s independent registered public accounting firm for the fiscal years ended June 30, 2020 and 2019. The audit reports of Squar Milner on the Company’s financial statements as of and for the years ended June 30, 2020 and 2019 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended June 30, 2020 and 2019 and in the subsequent interim period through and including November 3, 2020, the date of Squar Milner’s resignation, (i) the Company had no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Squar Milner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused Squar Milner to make reference to the subject matter of the disagreements in connection with its report on the Company’s consolidated financial statements for such years or the subsequent interim period through November 3, 2020, and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Squar Milner with a copy of the disclosure made in response to this Item 4.01 and requested that Squar Milner furnish a letter addressed to the Securities and Exchange Commission (the “SEC”) confirming that it agrees with the above statements. A copy of Squar Milner’s letter dated November 3, 2020 is filed as Exhibit 16.1 to this current report on Form 8-K.

(b)       On November 3, 2020, the Audit Committee of the Company engaged Baker Tilly, as successor in interest to Squar Milner, as the principal accountant to audit the Company’s financial statements for the fiscal year ending June 30, 2021. During the Company’s two most recent fiscal years ended June 30, 2020 and 2019, and the subsequent interim period through and including November 3, 2020, the date of Baker Tilly’s engagement, neither the Company, nor anyone acting on its behalf, consulted Baker Tilly regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, in any case where a written report or oral advice was provided to the Company by Baker Tilly that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, the stockholders of the Company approved the Lantronix, Inc. 2020 Performance Incentive Plan (the “Incentive Plan”). The Incentive Plan makes an additional 2,500,000 shares of the Company’s common stock available for award grants under the Incentive Plan. Persons eligible to receive awards under the Incentive Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries.

The preceding summary of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       The Company held its Annual Meeting on November 3, 2020.

(b)       At the Annual Meeting, the Company’s stockholders (a) elected five nominees, Paul Pickle, Bernhard Bruscha, Margaret A. Evashenk, Paul F. Folino and Hoshi Printer, to the Board of Directors of the Company to serve until the Company’s 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified (“Election of Directors”), (b) ratified the appointment of Squar Milner as the Company’s independent registered public accountants for the fiscal year ending June 30, 2021 (“Auditor Ratification”), (c) approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s definitive proxy statement filed with the SEC on October 1, 2020 (“Advisory Compensation Vote”), and (d) approved the Incentive Plan as described in the Company’s definitive proxy statement filed with the SEC on October 1, 2020 (“Incentive Plan Approval”). Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

	For	Against	Abstain	Broker Non -Votes
Paul Pickle	12,913,787	279,804	83,402	11,869,002
Bernhard Bruscha	12,742,578	424,055	110,360	11,869,002
Margaret A. Evashenk	13,062,273	129,135	85,585	11,869,002
Paul F. Folino	12,695,757	492,434	88,802	11,869,002
Hoshi Printer	12,535,260	323,276	418,457	11,869,002

Auditor Ratification

For	Against	Abstain
24,443,404	68,293	634,298

The information provided in Item 4.01 above is incorporated in this Item 5.07 by reference.

Advisory Compensation Vote

For	Against	Abstain	Broker Non-Votes
11,307,343	1,837,985	131,665	11,869,002

Incentive Plan Approval

For	Against	Abstain	Broker Non-Votes
11,287,299	1,779,170	210,524	11,869,002

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Lantronix, Inc. 2020 Performance Incentive Plan.
16.1	Squar Milner LLP letter dated November 3, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

By:	/s/ Jeremy Whitaker
Jeremy Whitaker
Chief Financial Officer

Date: November 4, 2020

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